Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
     In connection with the accompanying quarterly report on Form 10-Q of Phoenix Technologies, Ltd. for the quarter ended December 31, 2007 (the “Report”), I, Woodson M. Hobbs, Chief Executive Officer of Phoenix Technologies, Ltd., hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1) such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Phoenix Technologies Ltd.

January 31, 2008	By:	/s/ WOODSON M. HOBBS

Date	Woodson M. Hobbs
President and Chief Executive Officer
(Principal Executive Officer)